AGREEMENT AND PLAN
OF
MERGER AND RECAPITALIZATION

        AGREEMENT AND PLAN OF MERGER AND RECAPITALIZATION, dated as of February 1, 2005 (this “Agreement”), by and between CURTISS-WRIGHT CORPORATION, a Delaware corporation (the “Company”), and CW MERGER SUB, INC., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”).

        WHEREAS, on November 29, 2001, the Company engaged in a recapitalization intended to qualify as a reorganization within the meaning of section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”), in order to facilitate the distribution of all of the shares of common stock of the Company held by Unitrin, Inc. (“Unitrin”) to Unitrin’s stockholders pursuant to section 355 of the Code (the “Distribution”);

        WHEREAS, as of the date of this Agreement, the authorized and outstanding capital stock of the Company is as follows: (a) 45,000,000 shares of common stock, consisting of (i) 33,750,000 shares of Common Stock, par value $1.00 per share (the “Common Stock”), of which 16,680,947 shares were issued and outstanding as of the close of business on January 28, 2005, and (ii) 11,250,000 shares of Class B Common Stock, par value $1.00 per share (the “Class B Common Stock”), of which 8,764,495 shares were issued and outstanding as of the close of business on January 28, 2005, and (b) 650,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), of which (i) 100,000 shares are designated Series A Participating Preferred Stock and (ii) 100,000 shares are designated Series B Participating Preferred Stock, none of which are issued or outstanding;

        WHEREAS, as of the date of this Agreement, the authorized and outstanding capital stock of Merger Sub is 100 shares of common stock, par value $0.01 per share (the “Merger Sub Common Stock”), all of which are issued and outstanding and owned by the Company;

        WHEREAS, the Company desires that Merger Sub merge with and into the Company (hereinafter, in such capacity, sometimes referred to as the “Surviving Corporation”), upon the terms and subject to the conditions set forth in this Agreement (the “Merger”), in accordance with the General Corporation Law of the State of Delaware (the “DGCL”);

        WHEREAS, the Company desires that pursuant to this Agreement and as a result of the Merger each share of Common Stock and each share of Class B Common Stock issued and outstanding immediately prior to the Effective Time (as defined below) of the Merger, will, upon the terms and subject to the conditions and limitations set forth herein, be converted into and become one share of a new class of common stock, par value $1.00 per share, of the Surviving Corporation (the “New Common Stock”);

        WHEREAS, the Boards of Directors of the Company and Merger Sub by resolutions duly adopted have approved the terms, and declared the advisability, of this Agreement and of the Merger, and the Company and Merger Sub have directed the submission of this Agreement to their stockholders for adoption;

        WHEREAS, the Company is also submitting to its stockholders for approval a proposal that will, if approved, result in the increase of the Company’s authorized common stock to 100,000,000 shares (the “Share Increase Proposal”); and

        WHEREAS, the Merger is intended to constitute a reorganization of the Company within the meaning of section 368(a)(1)(E) of the Code.

        NOW, THEREFORE in consideration of the premises and the mutual agreements and provisions herein contained, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        Section 1.1    The Merger.

                (a)     Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), Merger Sub shall be merged with and into the Company in accordance with the DGCL, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall be the Surviving Corporation.

                (b)     Following satisfaction or waiver of all conditions to the Merger, the Company shall file a Certificate of Merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware and make all other filings or recordings required by the DGCL in connection with the Merger. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware or at such later time as is specified in the Certificate of Merger (the “Effective Time”).

                (c)     At and after the Effective Time, the Merger shall have the effects set forth in the DGCL.

        Section 1.2    Effect of the Merger. At the Effective Time:

                (a)     Each share of Common Stock issued and outstanding or held in the treasury of the Company immediately prior to the Effective Time shall, by virtue of the Merger and without any further action by the holder thereof or the Surviving Corporation, be converted into and become one fully paid and nonassessable share of New Common Stock and shall have the rights and privileges as set forth in the Surviving Corporation’s Amended and Restated Certificate of Incorporation (as defined below). Each share of Class B Common Stock issued and outstanding or held in the treasury of the Company immediately prior to the Effective Time shall, by virtue of the Merger and without any further action by the holder thereof or the Surviving Corporation, be converted into and become one fully paid and nonassessable share of New Common Stock and shall have the rights and privileges as set forth in the Surviving Corporation’s Amended and Restated Certificate of Incorporation.

2

                (b)     Each share of Merger Sub Common Stock issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any further action by the holder thereof, be cancelled and cease to exist, without any consideration therefor.

                (c)     The Amended and Restated Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall, as a result of the Merger, be amended so as to read in its entirety as set forth in Exhibit A-1 hereto (the “Amended and Restated Certificate of Incorporation”) and as so amended shall be the Amended and Restated Certificate of Incorporation of the Surviving Corporation; provided, however, that in the event the stockholders of the Company vote to approve the Share Increase Proposal, the Amended and Restated Certificate of Incorporation of the Company as in effect immediately prior to the Effective Time shall, as a result of the Merger, instead be amended so as to read in its entirety as set forth in Exhibit A-2 hereto and as so amended shall be the “Amended and Restated Certificate of Incorporation” of the Surviving Corporation.

                (d)     The By-laws of the Company as in effect immediately prior to the Effective Time shall, as a result of the Merger, be amended so as to read in its entirety as set forth in Exhibit B hereto (the “Amended and Restated By-laws”) and as so amended shall be the Amended and Restated By-laws of the Surviving Corporation.

                (e)     From and after the Effective Time, until the earlier of their removal or resignation or until their successors are duly elected or appointed and qualified in accordance with the Amended and Restated Certificate of Incorporation, the By-laws and applicable law, (i) the directors of the Surviving Corporation shall consist of the directors of the Company in office at the Effective Time and (ii) the officers of the Surviving Corporation shall consist of the officers of the Company in office at the Effective Time.

        Section 1.3    Exchange of Certificates.

                (a)     Prior to the Effective Time, the Company shall appoint an exchange agent (the “Exchange Agent”), which may be the Company’s stock transfer agent, to act as the Company’s agent for the issuance of certificates for New Common Stock to the former holders of Class B Common Stock in the Merger.

                (b)     As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding shares of Class B Common Stock, a letter of transmittal (which will specify that delivery will be effected, and risk of loss and title to such certificates will pass, only upon proper delivery of such certificates to the Exchange Agent and shall be in such form and have such other provisions as the Exchange Agent may reasonably specify) and instructions for use in effecting the surrender of the certificates formerly representing such shares of Class B Common Stock, in exchange for certificates for the shares of New Common Stock issuable pursuant to the Merger. Upon surrender to the Exchange Agent of a certificate or certificates formerly representing shares of Class B Common Stock and acceptance thereof by the Exchange Agent, the holder thereof shall be entitled to receive a certificate or certificates representing the shares of New Common Stock into which such shares of Class B Common Stock formerly represented by such surrendered certificate or certificates shall have been converted at the Effective Time pursuant to the Merger. The Exchange Agent shall accept such certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange thereof in accordance with normal exchange practices. After the Effective Time, there shall be no further transfer on the records of the Company or its transfer agent of certificates formerly representing shares of Class B Common Stock and if such certificates are presented to the Company for transfer, they shall be canceled against delivery of certificates representing shares of New Common Stock allocable to the shares of Class B Common Stock formerly represented by such certificate or certificates. If any certificate representing shares of New Common Stock is to be issued in a name other than that in which the certificate for the Class B Common Stock surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the person requesting such exchange shall pay to the Company, or its transfer agent, any transfer or other taxes required by reason of the issuance of certificates in, or payment of cash to, a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Company or its transfer agent that such tax has been paid or is not applicable.

3

                (c)     Any dividend or other distribution declared or made with respect to any shares of capital stock of the Company, whether the record date for such dividend or distribution is before or after the Effective Time, shall be paid to the holder of record of such shares of capital stock on such record date, regardless of whether such holder has surrendered its certificates formerly representing Class B Common Stock or received certificates representing New Common Stock pursuant to Section 1.3(a).

                (d)     From and after the Effective Time, the Company shall be entitled to treat the certificates for shares of Class B Common Stock which have not yet been surrendered for exchange as evidencing the ownership of the number of shares of New Common Stock into which the shares of Class B Common Stock formerly represented by such certificates shall have been converted.

                (e)     From and after the Effective Time, certificates that immediately prior to the Effective Time represented shares of Common Stock, shall after the Effective Time represent the ownership of the number of shares of New Common Stock into which the shares of Common Stock formerly represented by such certificates shall have been converted.

                (f)     In the event any certificate or certificates formerly representing shares of Class B Common Stock shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or certificates to be lost, stolen or destroyed, and if required by the Company and the Exchange Agent, the posting by such person of a bond in such amount as the Company may reasonably require as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed certificate the consideration deliverable in respect thereof as determined in accordance with this Article I.

        Section 1.4    Stock Options. At the Effective Time, each outstanding option to purchase Common Stock or Class B Common stock granted under the Company’s stock option or equity incentive plans (collectively, “Options”) shall, by virtue of the provisions of such option or equity incentive plans, and without any action on the part of the holder thereof, be converted into and become an Option to purchase the same number of shares of New Common Stock at the same exercise price per share and on the same terms and conditions as in effect immediately prior to the Effective Time.

4

ARTICLE II

COVENANTS

        Section 2.1    Submission to Stockholders. The Company, acting through its Board of Directors, shall cause this Agreement to be submitted for adoption to a vote of holders of the Company’s Common Stock and Class B Common Stock at the Company’s 2005 Annual Meeting of Stockholders or, if such proposal shall not have been submitted to a vote of stockholders at such Annual Meeting for any reason, the Company, acting through its Board of Directors, shall, unless otherwise determined by the Board of Directors of the Company, duly call, give notice of, convene and hold, a special meeting of stockholders for the purpose of considering and voting upon the adoption of this Agreement and shall submit this Agreement to the holders of the Company’s Common Stock and Class B Common Stock for adoption at such special meeting of stockholders.

        Section 2.2    Consent of Sole Stockholder. As soon as reasonably practicable following execution of this Agreement, the Company, as the sole stockholder of Merger Sub, shall execute and deliver to Merger Sub in accordance with Section 228 of the DGCL a written consent to adoption of this Agreement.

ARTICLE III

CONDITIONS TO THE MERGER

        Section 3.1    Conditions to the Obligations of the Company and Merger Sub. The respective obligations of the Company and Merger Sub to consummate the Merger are subject to the satisfaction of, or, to the extent permitted by applicable law, the waiver by the Company on or prior to the Effective Time of each of, the following conditions:

                (a)     this Agreement shall have been adopted by the affirmative vote of the holders of a majority of the Common Stock and the Class B Common Stock, voting together as a single class;

                (b)     the Company and Unitrin shall have received a supplemental ruling (the “Supplemental Ruling”) from the Internal Revenue Service (“IRS”), providing that, among other things, the Merger (i) will not adversely impact any of the rulings issued by the IRS with respect to the Distribution and (ii) will not prevent any of such rulings from having full force and effect, and the Company shall have complied with all provisions set forth in the Supplemental Ruling that are required to be complied with prior to the Merger;

                (c)     no laws shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other Federal, state, local or foreign government, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (a “Governmental Entity”) of competent jurisdiction shall be in effect having the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Merger shall have been instituted by any or before any court, arbitrator or governmental body, agency or official and be pending which would cause the Board of Directors of the Company to determine that the consummation of the Merger is no longer advisable;

5

                (d)     the New Common Stock to be issued pursuant to this Agreement and upon exercise of Options shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance; and

                (e)     all (i) actions by or in respect of or filings with, and (ii) material licenses, permits, consents, approvals, authorizations, qualifications and orders of, any Governmental Entity or third party required to permit the consummation of the transactions contemplated by this Agreement shall have been obtained, other than those that would not reasonably be expected to have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

ARTICLE IV

TERMINATION

        Section 4.1    Termination. To the fullest extent permitted by the DGCL, this Agreement may be terminated, and the Merger and other actions herein provided for may be abandoned, by the Board of Directors of the Company in its sole discretion at any time prior to the Effective Time, notwithstanding any approval of this Agreement by the stockholders of either or both of the Company or Merger Sub.

        Section 4.2    Effect of Termination. If this Agreement is terminated pursuant to Section 4.1, this Agreement shall become void and of no effect with no liability on the part of any party hereto.

ARTICLE V

MISCELLANEOUS

        Section 5.1    Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

6

        To the Company or Merger Sub:

Curtiss-Wright Corporation 4 Becker Farm Road, 3rd Floor Roseland, NJ 07068 Tel: (973) 597-4700 Attn: General Counsel

        Section 5.2    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

        Section 5.3    Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

        Section 5.4    Amendment and Waiver. Any provision of this Agreement may be amended or waived prior to the Effective Time (whether before or after approval of matters presented in connection with the Merger by the stockholders of the Company and Merger Sub) by the Boards of Directors of the Company and Merger Sub if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and Merger Sub or, in the case of a waiver, by the party against whom such waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company or Merger Sub, there shall be no amendment that by law requires further approval of such stockholders without obtaining such further approval of the stockholders.

        Section 5.5    No Third Party Beneficiaries. Nothing in this Agreement is intended to confer upon any person or entity not a party to this Agreement any rights or remedies under or by reason of this Agreement.

        Section 5.6    Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by the other party hereto.

[SIGNATURE PAGE FOLLOWS]

7

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CURTISS-WRIGHT CORPORATION

By:  /s/   Martin R. Benante
        Name: Martin R. Benante
        Title: Chairman and Chief Executive Officer

CW MERGER SUB, INC.

By:  /s/   Martin R. Benante
        Name: Martin R. Benante
Title: President

EXHIBIT A-1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CURTISS-WRIGHT CORPORATION

        1.    The name of the Corporation is CURTISS-WRIGHT CORPORATION.

        2.    The registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington and County of New Castle. The registered agent at said address is the Corporation Trust Company.

        3.    The nature of the business and purposes to be conducted and promoted are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

        4.    Authorized Stock. The total number of shares which the Corporation is authorized to issue is Forty-Five Million Six Hundred Fifty Thousand (45,650,000) shares, of which Forty-Five Million (45,000,000) shares shall be designated Common Stock, par value $1.00 per share (the “Common Stock”) and Six Hundred Fifty Thousand (650,000) shares shall be designated Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The authorized number of shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of Section 242(b)(2) of the DGCL or any successor provision thereto.

        5.    Preferred Stock. The Board of Directors of the Corporation is hereby authorized from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series and to determine with respect to each such series the designation of and the number of shares comprising such series and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions, of such series.

        6.    Common Stock. The Common Stock shall be subject to the prior rights of the Preferred Stock, as expressed herein or in a certificate of designation providing for the issue of such stock adopted by the Board of Directors in accordance with the provisions hereof.

(a) Voting. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or provided in a certificate of designation with respect to any series of Preferred Stock, the holders of shares of Common Stock will possess all voting power, and holders of shares of Preferred Stock shall not be entitled to vote or to receive notice of any meeting of stockholders at which they are not entitled to vote.

(b) Dividends. Subject to the rights and preferences of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive dividends out of assets legally available therefor at such times and in such per share amounts as the Board of Directors may from time to time determine.

(c) Liquidation. Subject to the rights of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, of the Corporation, all assets and funds of the Corporation available for distribution to stockholders shall be distributed and paid to the holders of the Common Stock pro rata according to the number of shares respectively held by them.

        7.    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a) Except as otherwise fixed pursuant to Article 5 of this Restated Certificate of Incorporation relating to the rights of the holders of any one or more series of Preferred Stock issued by the Corporation acting separately as one or more series to elect, under specified circumstances, directors at an annual or special meeting of stockholders, the Board of Directors shall consist of not less than five nor more than ten persons, the exact number to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. A director need not be a stockholder. The election of directors of the Corporation need not be by ballot unless the By-laws so require.

(b) Any vacancy in the office of a director created by death, resignation, retirement, disqualification, removal from office or other cause, and any newly-created directorships resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified or until his earlier resignation or removal. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director. In case all the directors shall die or resign or be removed or disqualified, any officer or any stockholder having voting power may call a special meeting of the stockholders, upon notice given as herein provided for meetings of the stockholders, at which directors for the unexpired term may be elected.

Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or together as series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto.

(c) The Board of Directors may, by resolution or resolutions, passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent permitted by law and provided in said resolution or resolutions or in the By-laws of the Corporation shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may have the power to authorize the seal of the Corporation to be affixed to all papers which require it. Such committee or committees shall have such name or names as may be stated in the By-laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

A-1-2

        8.    To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither the amendment nor repeal of this Article 8, nor the adoption of any provision of the Restated Certificate of Incorporation of the Corporation inconsistent with this Article 8, shall eliminate or reduce the effect of this Article 8 in respect of any act or omission of any director of the Corporation or any matter occurring, or any cause of action, suit or claim that, but for this Article 8, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

        9.    (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (hereinafter a “proceeding”), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving in the course of such employment, or at the request of the Corporation, as a director, officer, employee or representative of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as such a director, officer, employee or representative or in any other capacity while serving as such a director, officer, employee or representative, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as it presently exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or representative and shall inure to the benefit of such person’s heirs, executors, administrators and other legal representatives; provided, however that, except as provided in paragraph (b) of this Article 9, the Corporation shall indemnify any such person seeking indemnification in connection with such a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof), or the initiation thereof, was authorized or approved by the Corporation. The Corporation shall pay the expenses (including attorneys’ fees) incurred by such a person described in the preceding sentence (but subject to the proviso thereto) in defending any proceeding in advance of its final disposition, provided, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article 9 or otherwise.

(b) If a claim under paragraph (a) of this Article 9 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the requirements of the Delaware General Corporation Law have been complied with by the claimant) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create the presumption that the claimant has not met the applicable standard of conduct.

A-1-3

(c) The rights conferred by this Article 9 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Restated Certificate of Incorporation of the Corporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself, its subsidiary and affiliated corporations, and any such director, officer, employee or representative of the Corporation or other corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        10.    Subject to Article 7(b) hereof and except as otherwise fixed pursuant to the provisions of Article 5 of this Restated Certificate of Incorporation relating to the rights of the holders of any one or more series of Preferred Stock issued by the Corporation to call an annual or special meeting of stockholders, special meetings of the stockholders of the Corporation may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.

        11.    Any action required to be taken or which may be taken by the holders of the Common Stock must be effected at a duly called annual or special meeting of such holders and may not be taken by written consent in lieu of a meeting.

        12.    The Board of Directors shall have the power to adopt, alter, amend and repeal the By-laws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to adopt, amend or repeal the By-laws. Notwithstanding anything else contained in this Restated Certificate of Incorporation or the By-laws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required (a) to alter, amend, rescind or repeal Article 7, Article 10, Article 11 or this Article 12 of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith or (b) in order for the stockholders to adopt, alter, amend, rescind or repeal any By-laws of the Corporation.

A-1-4

        13.     Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

A-1-5

EXHIBIT A-2

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CURTISS-WRIGHT CORPORATION

        1.    The name of the Corporation is CURTISS-WRIGHT CORPORATION.

        2.    The registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington and County of New Castle. The registered agent at said address is the Corporation Trust Company.

        3.    The nature of the business and purposes to be conducted and promoted are to engage in any lawful act or activity for which corporations may be organized under the DGCL.

        4.    Authorized Stock. The total number of shares which the Corporation is authorized to issue is One Hundred Million Six Hundred Fifty Thousand (100,650,000) shares, of which One Hundred Million (100,000,000) shares shall be designated Common Stock, par value $1.00 per share (the “Common Stock”) and Six Hundred Fifty Thousand (650,000) shares shall be designated Preferred Stock, par value $0.01 per share (the “Preferred Stock”). The authorized number of shares of any class or classes of stock may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote irrespective of Section 242(b)(2) of the DGCL or any successor provision thereto.

        5.    Preferred Stock. The Board of Directors of the Corporation is hereby authorized from time to time to provide by resolution for the issuance of shares of Preferred Stock in one or more series and to determine with respect to each such series the designation of and the number of shares comprising such series and the powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions, of such series.

        6.    Common Stock. The Common Stock shall be subject to the prior rights of the Preferred Stock, as expressed herein or in a certificate of designation providing for the issue of such stock adopted by the Board of Directors in accordance with the provisions hereof.

(a) Voting. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record on all matters on which the holders of shares of Common Stock are entitled to vote. Except as otherwise required by law or provided in a certificate of designation with respect to any series of Preferred Stock, the holders of shares of Common Stock will possess all voting power, and holders of shares of Preferred Stock shall not be entitled to vote or to receive notice of any meeting of stockholders at which they are not entitled to vote.

(b) Dividends. Subject to the rights and preferences of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive dividends out of assets legally available therefor at such times and in such per share amounts as the Board of Directors may from time to time determine.

A-2-1

(c) Liquidation. Subject to the rights of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up, whether voluntary or involuntary, of the Corporation, all assets and funds of the Corporation available for distribution to stockholders shall be distributed and paid to the holders of the Common Stock pro rata according to the number of shares respectively held by them.

        7.    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for the purpose of creating, defining, limiting and regulating the powers of the Corporation and its directors and stockholders:

(a) Except as otherwise fixed pursuant to Article 5 of this Restated Certificate of Incorporation relating to the rights of the holders of any one or more series of Preferred Stock issued by the Corporation acting separately as one or more series to elect, under specified circumstances, directors at an annual or special meeting of stockholders, the Board of Directors shall consist of not less than five nor more than ten persons, the exact number to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. A director need not be a stockholder. The election of directors of the Corporation need not be by ballot unless the By-laws so require.

(b) Any vacancy in the office of a director created by death, resignation, retirement, disqualification, removal from office or other cause, and any newly-created directorships resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders or until his successor shall have been elected and qualified or until his earlier resignation or removal. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director. In case all the directors shall die or resign or be removed or disqualified, any officer or any stockholder having voting power may call a special meeting of the stockholders, upon notice given as herein provided for meetings of the stockholders, at which directors for the unexpired term may be elected.

Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or together as series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto.

(c) The Board of Directors may, by resolution or resolutions, passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent permitted by law and provided in said resolution or resolutions or in the By-laws of the Corporation shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may have the power to authorize the seal of the Corporation to be affixed to all papers which require it. Such committee or committees shall have such name or names as may be stated in the By-laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

A-2-2

        8.    To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither the amendment nor repeal of this Article 8, nor the adoption of any provision of the Restated Certificate of Incorporation of the Corporation inconsistent with this Article 8, shall eliminate or reduce the effect of this Article 8 in respect of any act or omission of any director of the Corporation or any matter occurring, or any cause of action, suit or claim that, but for this Article 8, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

        9.    (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any claim, action, suit or proceeding, whether civil, criminal, administrative, investigative or other (hereinafter a “proceeding”), by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving in the course of such employment, or at the request of the Corporation, as a director, officer, employee or representative of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as such a director, officer, employee or representative or in any other capacity while serving as such a director, officer, employee or representative, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as it presently exists or may hereafter be amended, against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or representative and shall inure to the benefit of such person’s heirs, executors, administrators and other legal representatives; provided, however that, except as provided in paragraph (b) of this Article 9, the Corporation shall indemnify any such person seeking indemnification in connection with such a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof), or the initiation thereof, was authorized or approved by the Corporation. The Corporation shall pay the expenses (including attorneys’ fees) incurred by such a person described in the preceding sentence (but subject to the proviso thereto) in defending any proceeding in advance of its final disposition, provided, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article 9 or otherwise.

(b) If a claim under paragraph (a) of this Article 9 is not paid in full by the Corporation within thirty (30) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the requirements of the Delaware General Corporation Law have been complied with by the claimant) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the claimant has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create the presumption that the claimant has not met the applicable standard of conduct.

A-2-3

(c) The rights conferred by this Article 9 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Restated Certificate of Incorporation of the Corporation, By-law, agreement, vote of stockholders or disinterested directors or otherwise.

(d) The Corporation may maintain insurance, at its expense, to protect itself, its subsidiary and affiliated corporations, and any such director, officer, employee or representative of the Corporation or other corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

        10.    Subject to Article 7(b) hereof and except as otherwise fixed pursuant to the provisions of Article 5 of this Restated Certificate of Incorporation relating to the rights of the holders of any one or more series of Preferred Stock issued by the Corporation to call an annual or special meeting of stockholders, special meetings of the stockholders of the Corporation may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.

        11.    Any action required to be taken or which may be taken by the holders of the Common Stock must be effected at a duly called annual or special meeting of such holders and may not be taken by written consent in lieu of a meeting.

        12.    The Board of Directors shall have the power to adopt, alter, amend and repeal the By-laws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to adopt, amend or repeal the By-laws. Notwithstanding anything else contained in this Restated Certificate of Incorporation or the By-laws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required (a) to alter, amend, rescind or repeal Article 7, Article 10, Article 11 or this Article 12 of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith or (b) in order for the stockholders to adopt, alter, amend, rescind or repeal any By-laws of the Corporation.

A-2-4

        13.   Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

A-2-5

EXHIBIT B

AMENDED AND RESTATED
BY–LAWS
OF
CURTISS-WRIGHT CORPORATION

ARTICLE I

OFFICES.

        SECTION 1.   Registered Office. The registered office of Curtiss-Wright Corporation (hereinafter called the Corporation) in the State of Delaware, shall be in the City of Wilmington, County of New Castle.

        SECTION 2.   Other Offices. The Corporation may also have an office or offices at such other place or places either within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation require.

ARTICLE II

MEETING OF STOCKHOLDERS.

        SECTION 1.   Place of Meetings. All meetings of the stockholders for the election of directors or for any other purpose shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        SECTION 2.   Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of such other proper business as may come before the meeting shall be held on a date and at a time as may be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        SECTION 3.   Special Meetings. A special meeting of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.

        SECTION 4.   Notice of Meetings. Except as otherwise provided by statute, notice of each meeting of the stockholders, whether annual or special, shall be given not less than ten days nor more than sixty days before the day on which the meeting is to be held, to each stockholder of record entitled to vote at such meeting by delivering a written or printed notice thereof to him personally, or by mailing such notice in a postage prepaid envelope addressed to him at his post office address furnished by him to the Secretary of the Corporation for such purpose, or, if he shall not have furnished to the Secretary of the Corporation his address for such purpose, then at his post office address as it appears on the records of the Corporation, or by transmitting a notice thereof to him as otherwise permitted by law. Except where expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every such notice shall state the place, if any, date and hour of the meeting and, in the case of special meetings, the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy except as otherwise provided by statute; and if any stockholder shall in person or by attorney thereunto authorized, waive notice of any meeting, whether before or after such meeting be held, notice thereof need not be given to him. Notice of any adjourned meeting of the stockholders shall not be required to be given, except when expressly required by law. Notice of any meeting of stockholders as herein provided shall not be required to be given to any stockholder where the giving of such notice is prohibited by applicable law.

        SECTION 5.   List of Stockholders. It shall be the duty of the Secretary or other officer who shall have charge of the stock ledger either directly or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten days before every meeting of stockholders, complete lists of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder, the holders of each class of stock appearing separately, and indicating the number of shares held by each, certified by the Secretary or Transfer Agent. Such lists shall be open to the examination of any stockholder for any purpose germane to the meeting as required by the Delaware General Corporation Law, and shall be produced and kept at the time and place of the meeting, or on a reasonably accessible electronic network if the meeting is to be held solely by means of remote communication, during the whole time thereof, and subject to the inspection of any stockholder who may be present. Upon the willful neglect or refusal of the directors to produce such lists at any meeting, they shall be ineligible to any office at such meeting. The original or a duplicate stock ledger shall be the only evidence as to who are the stockholders entitled to examine the lists or to vote in person or by proxy at such meeting.

        SECTION 6.   Quorum. At each meeting of the stockholders, the holders of not less than a majority of the issued and outstanding voting power of the Corporation present either in person or by proxy and entitled to vote at such meeting shall constitute a quorum except where otherwise provided by law or by the Restated Certificate of Incorporation or these by-laws. In the absence of a quorum, the stockholders of the Corporation present in person or by proxy and entitled to vote, by majority vote, or, in the absence of any stockholders, any officer entitled to preside or act as Secretary at such meeting, shall have the power to adjourn the meeting from time to time, until stockholders holding the requisite amount of stock shall be present or represented. At any such adjourned meeting at which a quorum may be present any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting of the number required by the laws of the State of Delaware or by the Restated Certificate of Incorporation of the Corporation or by these by-laws for action upon any given matter shall not prevent action at such meetings upon any other matter or matters which may properly come before the meeting, and if the holders of not less than a majority of the issued and outstanding stock of the Corporation entitled to vote at that time upon such other matter or matters shall be present either in person or by proxy at such meeting, a quorum for the consideration of such other matter or matters shall be present and the meeting may proceed forthwith and take action upon such other matter or matters.

        SECTION 7.   Organization. The Chairman or, in his absence, the President, or, in the absence of both of them, any Vice President present, shall call meetings of the stockholders to order and shall act as Chairman thereof. In the absence of all of the foregoing officers, the holders of a majority of the outstanding voting power present in person or by proxy and entitled to vote may elect any stockholder of record present and entitled to vote to act as Chairman of the meeting until such time as any one of the foregoing officers shall arrive, whereupon he shall act as Chairman of the meeting. The Secretary or, in his absence, an Assistant Secretary shall act as secretary at all meetings of the stockholders. In the absence from any such meeting of the Secretary and the Assistant Secretary or Secretaries, the Chairman may appoint any person present to act as secretary of the meeting. Such person shall be sworn to the faithful discharge of his duties as such secretary of the meeting before entering thereon.

        SECTION 8.   Notice of Stockholder Business and Nominations.

        (a)   Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time the notice provided for in this Section 8 is delivered to the Secretary of the Corporation, who is entitled to vote at a meeting and who complies with the notice procedures set forth in this Section 8.

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (i) of this Section 8, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business other than the nominations of persons for election to the Board of Directors must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (and such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the by-laws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(iii) Notwithstanding anything in the second sentence of paragraph (a)(ii) of this Section 8 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and the stockholders of the Corporation are entitled to fill such vacancies in accordance with the Restated Certificate of Incorporation and these by-laws and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, and a stockholder’s notice required by this Section 8 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

        (b)    Special Meetings of Stockholders.

        Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (x) by or at the direction of the Board of Directors or (y) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 8 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 8. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 8 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

        (c)   General.

(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 8 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 8. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 8 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 8 and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 8, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 8, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 8, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Section 8, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 8, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 8. Nothing in this Section 8 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Restated Certificate of Incorporation.

        SECTION 9.   Voting. Each stockholder of the Corporation shall, except as otherwise provided by statute or in the Restated Certificate of Incorporation of the Corporation, at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock of the Corporation registered in his name on the books of the Corporation on the date fixed pursuant to Section 6 of Article VII of these by-laws as the record date for the determination of stockholders entitled to vote at such meeting. Persons holding in a fiduciary capacity stock having voting rights shall be entitled to vote the shares so held, and persons whose stock having voting rights is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent said stock and vote thereon. Any vote on stock may be given by the stockholder entitled thereto in person or by his proxy; provided, however, that no proxy shall be voted on after three years from its date unless said proxy provides for a longer period. At all meetings of the stockholders, all matters (except those specified in Section 4 of Article III and Article XI of these by-laws, and except also in special cases where other provision is made by statute, the rules and regulations of any stock exchange applicable to the Corporation or any regulation applicable to the Corporation or its securities, and except as otherwise provided in the Restated Certificate of Incorporation) shall be decided by the vote of a majority of the voting power of the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Except as otherwise provided by statute, the vote on any question need not be by ballot. On a vote by ballot each ballot shall be signed by the stockholder voting, or in his name by his proxy if there be such proxy, and shall state the number of shares voted by him.

        SECTION 10.   Inspectors of Election. On each matter or election at each meeting of the stockholders where a vote by ballot is taken, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters and the validity of proxies and the acceptance or rejection of votes, shall be decided by two inspectors of election who shall be appointed by the Chairman of such meeting. The inspectors of election need not be stockholders. No candidate for the office of director shall act as inspector at any election of directors. Inspectors shall count and ascertain the number of shares voted; and shall declare the result of the election or of the voting as the case may be; and shall make out a certificate accordingly, stating the number of shares issued and outstanding and entitled to vote at such election or on such matters and the number of shares voted and how voted. Inspectors shall be sworn to faithfully perform their duties and shall certify to the returns in writing. They shall hold office from the date of their appointment until their successors shall have been appointed and qualified.

ARTICLE III

BOARD OF DIRECTORS.

        SECTION 1.   General Powers. The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors.

        SECTION 2.   Number, Qualifications and Terms of Office. The Board of Directors shall consist of not less than five nor more than ten persons, the exact number to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. Directors need not be stockholders. The directors shall be elected as provided in the Restated Certificate of Incorporation and each director shall hold office until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed.

        SECTION 3.   [RESERVED]

        SECTION 4.   Election of Directors. Except as otherwise provided in the Restated Certificate of Incorporation, directors shall be elected by a plurality of the votes cast by the stockholders entitled to vote for the election of such directors.

        SECTION 5.   Quorum and Manner of Acting. Except as otherwise provided by statute, the Restated Certificate of Incorporation or these by-laws, one-third of the Board of Directors (but not less than three) shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need be given only to those directors who were not present at any meeting at which the adjournment was taken, provided the time and place of the adjourned meeting were announced at the meeting at which the adjournment was taken. The directors shall act only as a board and the individual directors shall have no power as such.

        SECTION 6.   Place of Meeting, etc. The Board of Directors may hold its meetings, at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

        SECTION 7.   First Meeting. After each annual election of directors and within a reasonable time thereafter, the Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business at such hours and place as shall be convenient. Notice of such meeting shall be given as hereinafter provided for special meetings of the Board of Directors or in a consent and waiver of notice thereof signed by all the directors.

        SECTION 8.   Regular Meetings. Regular meetings of the Board of Directors shall be held at such place and at such times as the Board of Directors shall from time to time by resolution determine or as shall be specified in the Notice of Meeting. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting which would otherwise be held on that day shall be held at the same hour on the next succeeding business day not a legal holiday. Notice of the regular meetings need not be given.

        SECTION 9.   Special Meetings; Notice. Special meetings of the Board of Directors shall be held whenever called by the Chairman, the President or by one of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his residence or usual place of business, at least two days before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, cable, telex, facsimile transmitter, e-mail or other electronic transmission, or be delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. Every such notice shall state the time and place of the meeting but need not state the purpose thereof except as otherwise in these by-laws or by statute expressly provided. Notice of any meeting of the Board of Directors need not be given to any director, however, if waived by him in writing or by telegraph, cable, telex, facsimile transmitter, e-mail or other electronic transmission, whether before or after such meeting be held or, except as otherwise provided by law, if he shall be present at the meeting and does not object at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened; and, except as otherwise provided by law, any meeting of the Board of Directors shall be a legal meeting without any notice thereof having been given if all of the directors shall be present thereat and does not object at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

        SECTION 10.   Organization. At each meeting of the Board of Directors, the Chairman or, in his absence, the President, or, in the absence of both of them, a director chosen by a majority of the directors present shall act as Chairman. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both the Secretary and Assistant Secretaries, any person appointed by the Chairman shall act as secretary of the meeting.

        SECTION 11.   Order of Business. At all meetings of the Board of Directors business shall be transacted in the order determined by the Board of Directors.

        SECTION 12.   Resignations. Any director of the Corporation may resign at any time by giving notice in writing or by electronic transmission to the Chairman, the President or to the Secretary of the Corporation. The resignation of any director shall take effect at the time of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 13.   Vacancies.

        (a)     Vacancies in the Board of Directors shall be filled in accordance with the Restated Certificate of Incorporation.

        (b)     A director who resigns, retires, or does not stand for reelection may, in the discretion of the Board of Directors, be elected a Director Emeritus. A Director Emeritus shall receive reimbursement for reasonable expenses for attendance at meetings of the Board to which he is invited. Such attendance shall be in a consulting capacity and he shall not be entitled to vote or have any duties or powers of a Director of the Corporation.

        SECTION 14.   Regular Stipulated Compensation and Fees. Each director shall be paid such regular stipulated compensation, if any, as shall be fixed by the Board of Directors and/or such fee, if any, for each meeting of the Board of Directors which he shall attend as shall be fixed by the Board of Directors and in addition such transportation and other expenses actually incurred by him in connection with services to the Corporation.

        SECTION 15.   Action by Consent. Any action required or permitted to be taken by the Board of Directors or any Committee thereof may be taken without a meeting if all members of the Board of Directors or such Committee, as the case may be, consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors or such Committee, as the case may be.

        SECTION 16.   Telephonic Meeting. Unless restricted by the Restated Certificate of Incorporation, any one or more members of the Board of Directors or any Committee thereof may participate in a meeting of the Board of Directors or such Committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

ARTICLE IV

COMMITTEES.

        SECTION 1.   Committees. The Board of Directors may by resolution or resolutions, passed by a majority of the whole Board, designate one or more Committees, each Committee to consist of two or more of the directors of the Corporation, which, to the extent permitted by law and provided for in said resolution or resolutions or in these by-laws, shall have and may exercise the powers of the Board in the management of the business and affairs of the Corporation. Such committees shall have such name or names as may be stated in these by-laws, or as may be determined from time to time by resolution adopted by the Board. The Committee or Committees appointed by the Board shall be subject to the supervision and direction of the Board of Directors.

        In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

        SECTION 2.   Term of Office and Vacancies. Each member of a Committee shall continue in office until a director to succeed him shall have been elected and shall have qualified, or until his death or until he shall have resigned or shall have been removed. Any vacancy in a Committee shall be filled by the vote of a majority of the whole Board of Directors at any regular or special meeting thereof.

        SECTION 3.   Organization. Except as otherwise provided in these by-laws, the Chairman of each Committee shall be designated by the Board of Directors. The Chairman of each Committee may designate a secretary of each such Committee. In the absence from any meeting of any Committee of its Chairman or its secretary such Committee shall appoint a temporary Chairman or secretary, as the case may be, of the meeting unless otherwise provided in these by-laws. Each Committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.

        SECTION 4.   Resignations. Any member of a Committee may resign at any time by giving notice in writing or by electronic transmission to the Chairman, President or Secretary of the Corporation. Such resignation shall take effect at the time of the receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

        SECTION 5.   Removal. Any member of a Committee may be removed from such Committee with or without cause at any time by the affirmative vote of a majority of the whole Board of Directors given at any regular meeting or at any special meeting called for the purpose.

        SECTION 6.   Meetings. Regular meetings of each Committee, of which no notice shall be necessary, shall be held on such days and at such place as shall be fixed by a resolution adopted by the vote of a majority of all the members of such Committee. Special meetings of each Committee may be called by the Chairman of such Committee or by the Chairman, President or Secretary of the Corporation. Notice of each special meeting of the Committee shall be sent by mail to each member thereof, addressed to him at his residence or usual place of business, not later than the day before the day on which the meeting is to be held, or shall be sent to each such member by telegraph, cable, telex, facsimile transmitter, e-mail or other electronic transmission, or delivered to him personally or by telephone, not less than three (3) hours before the time set for the meeting. Every such notice shall state the time and place, but need not state the purposes, of the meeting except as otherwise in these by laws or by statute expressly provided. Notice of any such meeting need not be given to any member of a Committee, however, if waived by him in writing or by telegraph, cable, telex, facsimile transmitter, e-mail or other electronic transmission, whether before or after such meeting be held, or except as otherwise provided by law, if he shall attend such meeting in person, and, except as otherwise provided by law, any meeting of a Committee shall be a legal meeting without any notice thereof having been given if all of the members of the Committee shall be present thereat.

        SECTION 7.   Quorum and Manner of Acting. Unless otherwise provided by resolution of the Board of Directors, a number of Directors equal to one less than a majority of the number of Directors serving on any Committee, but not less than two Directors, shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of such Committee. The members of each Committee shall act only as a Committee and the individual members shall have no power as such.

        SECTION 8.   [RESERVED]

        SECTION 9.   Fees. Each member of a Committee shall be paid such fee, if any, as shall be fixed by the Board of Directors, for each meeting of such Committee which he shall attend, and in addition such transportation and other expenses actually incurred by him in connection with his services as such member.

ARTICLE V

OFFICERS, EMPLOYEES AND AGENTS: POWERS AND DUTIES.

        SECTION 1.   Officers. The elected officers of the Corporation shall be a Chairman and a President (each of whom shall be a director), a Chief Executive Officer, a Chief Operating Officer, such Executive Vice Presidents, such Senior Vice Presidents and other Vice Presidents as the Board may elect, a Controller, a Treasurer, and a Secretary. The Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose may also appoint one or more Assistant Controllers, one or more Assistant Treasurers, one or more Assistant Secretaries, and such other officers and agents as, from time to time, may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any number of offices may be held by the same person, except that any person serving as Chairman or President shall not also serve as Secretary.

        SECTION 2.   Term of Office; Vacancies. All elected officers shall serve for a term of one year measured by the length of time between the organizational meeting of the Board of Directors following the annual meeting of stockholders at which the officer is elected and the organizational meeting in the succeeding year, unless the officer is elected after the organizational meeting, in which case the term of the officer shall also expire at the next organizational meeting of the Board of Directors. If such election shall not occur at the organizational meeting, such election shall occur as soon as practicable thereafter. Each officer shall hold office only until the expiration of his or her one-year term or until his or her earlier resignation or removal by the Board of Directors. If any vacancy occurs in any office, the Board of Directors, or, in the case of an appointive office, any Committee constituted pursuant to Article IV of these by-laws with power for that purpose, may elect or appoint a successor to fill such vacancy for the remainder of the one-year term.

        SECTION 3.   Removal of Elected Officers. Any elected officer may be removed at any time, either for or without cause, by affirmative vote of a majority of the Board of Directors, at any meeting called for the purpose.

        SECTION 4.   Chairman. The Chairman shall function under the general supervision of the Board of Directors and shall perform such duties and exercise such powers as from time to time may be assigned to him by the Board. During any period in which there is a vacancy in the office of the President, the Chairman shall, pending action by the Board, perform the duties and exercise the powers of the President. The Chairman shall preside, when present, at all meetings of the stockholders and of the Board of Directors and shall see to it that appropriate agendas are developed for such meetings.

        SECTION 5.   President. The President shall perform such duties and exercise such powers as from time to time may be assigned to him by the Board or the Chairman. At the request of the Chairman or in case of the Chairman’s absence or inability to act, the President shall perform the duties of the Chairman and, when so acting, shall have the powers of, and shall be subject to the restrictions upon, the Chairman.

        SECTION 6.   Chief Executive Officer. The Chief Executive Officer shall be designated from time to time by a resolution adopted by the Board of Directors and shall be either the Chairman or the President. He shall have, subject to the direction and control of the Board, general and active supervision over the business and affairs of the Corporation and over its several officers. He shall perform all duties incident to his position and such other duties as may from time to time be assigned to him by the Board. He shall see that all orders of the Board shall be carried into effect. He may sign, execute and deliver all deeds, mortgages, contracts, stock certificates and other instruments in the name of the Corporation, except in cases where the signing, execution or delivery thereof shall be expressly delegated by the Board or by a duly authorized Committee of the Board or by these by-laws to some other officer or agent of the Corporation or where any of them shall be required by law otherwise to be signed, executed or delivered. He may cause the seal of the Corporation to be affixed to any documents the execution of which on behalf of the Corporation shall have been duly authorized. He shall have authority to cause the employment or appointment of such employees and agents of the Corporation as the proper conduct of operations may require, to fix their compensation, subject to the provisions of these by-laws, to remove or suspend any employee or agent under authority of an officer to him, to suspend for cause, pending final action by the authority which shall have elected or appointed him, any officer subordinate to him, and to have all the duties and exercise all the powers usually pertaining to the office held by the Chief Executive Officer of a Corporation, except as otherwise provided in these by-laws.

        SECTION 7.   Chief Operating Officer. A Chief Operating Officer may be designated from time to time by a resolution adopted by the Board of Directors, and shall be subject to the direction and control of the Board, and the Chief Executive Officer. He shall directly report to and assist the Chief Executive Officer in the general and active supervision over the business and affairs of the Corporation and over its several officers, and shall perform all duties incident to his position and such other duties as may from time to time be assigned to him by the Board, or the Chief Executive Officer.

        SECTION 8.   Vice Presidents. Under the direction of the Chief Executive Officer or the Chief Operating Officer, the Executive Vice Presidents, Senior Vice Presidents, and Vice Presidents of the Corporation shall perform all such duties and exercise all such powers as may be provided by these by-laws or as may from time to time be determined by the Board of Directors, any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, the Chief Executive Officer, or the Chief Operating Officer.

        SECTION 9.   Controller. The Controller shall be the chief accounting officer of the Corporation and shall see that the accounts of the Corporation and its subsidiary corporations are maintained in accordance with generally accepted accounting principles; and all decisions affecting the accounts shall be subject to his approval or concurrence. He shall supervise the manner of keeping all vouchers for payments by the Corporation and its subsidiary corporations and all other documents relating to such payments, shall receive and consolidate all operating and financial statements of the Corporation, its various departments, divisions and subsidiary corporations; shall have supervision of the books of account of the Corporation and its subsidiary corporations, their arrangement and classification; shall supervise the accounting practices of the Corporation and its subsidiary corporations and shall have charge of all matters relating to taxation.

        SECTION 10.   Assistant Controllers. At the request of the Controller or in his absence or disability the Assistant Controller designated by him or (failing such request or designation) the Assistant Controller or other officer designated by the President shall perform all the duties of the Controller and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Controller.

        SECTION 11.   Treasurer. The Treasurer shall be the fiscal officer of the Corporation. He shall have the care and custody of all moneys, funds and securities of the Corporation, and shall cause the same to be deposited in such bank or banks or depositories as from time to time may be designated, pursuant to Section 4 and Section 5 of Article VI of these by-laws; shall advise upon all terms of credit granted by the Corporation and its subsidiary corporations, respectively; shall be responsible for the collection of their accounts, and shall cause to be recorded, daily, a statement of all receipts and disbursements of the Corporation and its subsidiary corporations, in order that proper entries may be made in the books of account; and shall have power to give proper receipts or discharges for all payments to the Corporation. He shall also have power to sign any or all certificates of stock of the Corporation.

        SECTION 12.   Assistant Treasurers. At the request of the Treasurer or in his absence or disability the Assistant Treasurer designated by him or (failing such request or designation) the Assistant Treasurer or other officer designated by the President shall perform all the duties of the Treasurer and, when so acting, shall have the powers of, and be subject to all the restrictions upon, the Treasurer.

        SECTION 13.   Secretary. The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board of Directors and shall record all the proceedings of the meetings thereof in books to be kept for that purpose. He shall have charge of the corporate seal and have authority to attest any and all instruments or writings to which the same may be affixed. He shall be custodian of all books, documents, papers and records of the Corporation, except those for which some other officer or agent is properly accountable. He shall have authority to sign any or all certificates of stock of the Corporation, and, in general, shall have all the duties and powers usually appertaining to the office of secretary of a corporation.

        SECTION 14.   Assistant Secretaries. At the request of the Secretary or in his absence or disability the Assistant Secretary designated by him or (failing such request or designation) the Assistant Secretary or other officer designated by the President shall perform all the duties of the Secretary and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

        SECTION 15.   Additional Duties and Powers. In addition to the foregoing especially enumerated duties and powers, the several officers of the Corporation shall perform such other duties and exercise such further powers as may be provided in these by-laws or as may from time to time be determined by the Board of Directors, or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, or by any competent superior officer.

        SECTION 16.   Compensation. The compensation of all officers, except assistant officers, of the Corporation shall be fixed, from time to time by the Board of Directors, or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose.

        SECTION 17.   Resignations. Any officer may resign at any time by giving written notice to the Board of Directors, the Chairman, the President, the Chief Executive Officer, the Chief Operating Officer, or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

ARTICLE VI

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

        SECTION 1.   Contracts, etc., How Executed. The Board of Directors, or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, except as in these by-laws otherwise provided, may authorize any officer or officers, agent or agents, of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless so authorized by the Board of Directors or by such Committee or by these by-laws, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or agreement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

        SECTION 2.   Loans. No loan shall be contracted on behalf of the Corporation, and no negotiable paper shall be issued in its name, unless authorized by the Board of Directors or by any Committee constituted pursuant to Article IV of these by-laws with power for the purpose. When so authorized, the Chairman, President, Chief Executive Officer, Chief Operating Officer, or a Vice President or the Secretary or the Treasurer or the Assistant Treasurer of the Corporation may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time held by the Corporation and to that end execute instruments of mortgage or pledge or otherwise transfer such property. Such authority may be general or confined to specific instances.

        SECTION 3.   Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board of Directors or by any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, or by any officer or officers authorized pursuant to Section 4 or Section 5 of this Article to designate depositaries or to open bank accounts.

        SECTION 4.   Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose may from time to time designate, or as may be designated by an officer or officers of the Corporation to whom such power may be delegated by the Board of Directors, or by such Committee, and for the purpose of such deposit, the President, the Chief Executive Officer, the Chief Operating Officer, or a Vice President, or the Treasurer, or an Assistant Treasurer, or the Secretary, or an Assistant Secretary, may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

        SECTION 5.   General and Special Bank Accounts. The Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, or any officer or officers of the Corporation to whom such powers may be delegated by the Board of Directors, or by such Committee, may from time to time authorize the opening and keeping with such banks, trust companies or other depositaries as it, or they, may designate of general and special bank accounts, and may make such special rules and regulations with respect thereto, not inconsistent with the provisions of these by-laws, as it, or they, may deem expedient.

        SECTION 6.   Proxies. Except as otherwise in these by-laws or in the Restated Certificate of Incorporation of the Corporation provided, and unless otherwise provided by resolution of the Board of Directors, or of any Committee constituted pursuant to Article IV of these by-laws with power for the purpose, the Chairman or President or Chief Executive Officer may from time to time appoint an attorney or attorneys or agent or agents, of the Corporation, in the name and on behalf of the Corporation to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

        SECTION 7.   Independent Public Accountants. The stockholders of the Corporation shall, at each annual meeting, appoint independent public accountants for the purpose of auditing and certifying the annual financial statements of the Corporation for its current fiscal year as sent to stockholders or otherwise published by the Corporation. If the stockholders shall fail to appoint such independent public accountants or if the independent public accountants so appointed by the stockholders shall decline to act or resign, or for some other reason be unable to perform their duties, the Board of Directors shall appoint other independent public accountants to perform the duties herein provided.

ARTICLE VII

SHARES AND THEIR TRANSFER.

        SECTION 1.   Shares. The shares of the Corporation shall be represented by certificates or, if so resolved by the Board of Directors in accordance with these by-laws, shall be uncertificated. Each registered holder of shares, upon request to the Corporation, shall be provided with a certificate of stock, representing the number of shares owned by such holder. Absent a specific request for such a certificate by the registered owner or transferee thereof, all shares shall be uncertificated upon the original issuance thereof by the Corporation or upon the surrender of the certificate representing such shares to the Corporation. Certificates for shares of the capital stock of the Corporation shall be in such form as shall be approved by the Board of Directors or by any Committee constituted pursuant to Article IV of these by-laws with power for the purpose. They shall be numbered, shall certify the number of shares held by the holder thereof and shall be signed by the Chairman, President, or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, and the seal of the Corporation shall be affixed thereto. Where any such certificate is countersigned by a transfer agent, other than the Corporation or its employee, or by a registrar, other than the Corporation or its employee, any other signature and the seal of the Corporation on such certificate may be a facsimile, engraved, stamped or printed. In any case any such officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were such officer, transfer agent or registrar at the date of its issue.

        SECTION 2.   Transfer of Stock. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation, or a transfer agent of the Corporation, if any, and on surrender of the certificate or certificates for such shares, properly endorsed, or upon receipt of proper transfer instructions from the owner of uncertificated shares, or upon the escheat of said shares under the laws of any state of the United States. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, provided that whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact, if known to the Secretary or to said transfer agent, shall be so expressed in the entry of transfer.

        SECTION 3.   Addresses of Stockholders. Each stockholder shall designate to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address as it appears on the records of the Corporation.

        SECTION 4.   Lost, Stolen, Destroyed and Mutilated Certificates. To deal with the eventuality of lost, stolen, destroyed and mutilated certificates of stock the Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose may establish by appropriate resolutions such rules and regulations as they deem expedient concerning the issue to such holder of uncertificated shares or, if requested by such holder, a new certificate or certificates of stock, including, without limiting the generality of the foregoing, such rules and regulations as they may deem expedient with respect to the proof of loss, theft or destruction and the surrender of mutilated certificates and the requirements as to the giving of a bond or bonds to indemnify the Corporation against any claim which may be made against it on account of the alleged loss, theft or destruction of any such certificate. The holder of any stock of the Corporation shall immediately notify the Corporation and/or the appropriate transfer agent of such stock of any loss, theft, destruction or mutilation of the certificate therefor.

        SECTION 5.   Transfer Agent and Registrar: Regulations. The Corporation shall, if and whenever the Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors or by such Committee, where the shares of the capital stock of the Corporation shall be directly transferable, and also one or more registry offices, each in charge of a registrar designated by the Board of Directors or by such Committee, where such shares of stock shall be registered, and no certificate for shares of the capital stock of the Corporation, in respect of which a registrar and transfer agent shall have been designated, shall be valid unless countersigned by such transfer agent and registered by such registrar. A firm may act at the same time as both transfer agent and registrar of the Corporation. The Board of Directors or any such Committee may also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of uncertificated shares or certificates for shares of the capital stock of the Corporation.

        SECTION 6.   Fixing Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        (b)        In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

        SECTION 7.   Examination of Books by Stockholders. The Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose shall, subject to the laws of the State of Delaware, have power to determine, from time to time, whether and to what extent and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right to inspect any account, book or document of the Corporation, except as conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors or any Committee constituted pursuant to Article IV of these by-laws with power for the purpose or of the stockholders of the Corporation.

ARTICLE VIII

DIVIDENDS, SURPLUS, ETC.

        Subject to the provisions of the Restated Certificate of Incorporation and any restrictions imposed by statute, the Board of Directors may declare dividends from the surplus of the Corporation or from the net profits arising from its business, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render advisable. If the date appointed for the payment of any dividend shall in any year fall on a legal holiday then the dividend payable on such date shall be payable on the next succeeding business day. The Board of Directors in its discretion may from time to time set aside from such surplus or net profits such sum or sums as it, in its absolute discretion, may think proper as a working capital or as a reserve fund to meet contingencies, or for the purpose of maintaining or increasing the property or business of the Corporation, or for any other purpose it may think conducive to the best interests of the Corporation. All such surplus or net profits, until actually declared in dividends, or used and applied as aforesaid, shall be deemed to have been so set aside by the Board for one or more of said purposes.

ARTICLE IX

SEAL.

        The corporate seal of the Corporation shall consist of a metallic stamp, circular in form, bearing in its center the figures and word “1929, Delaware”, and at the outer edge the name of the Corporation.

ARTICLE X

FISCAL YEAR.

        The fiscal year of the Corporation shall begin on the first day of January in each year.

ARTICLE XI

AMENDMENTS.

        All by-laws of the Corporation shall be subject to alteration or repeal, and new by-laws not inconsistent with any provision of the Restated Certificate of Incorporation of the Corporation or any provision of law, may be made, by the Board of Directors at any regular or special meeting or by the stockholders of the Corporation in accordance with these by-laws. Notwithstanding anything else contained in these by-laws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required in order for the stockholders to adopt, alter, amend, rescind or repeal any by-laws of the Corporation.